UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

Kairos Pharma, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-42275	46-2993314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355 Westwood Blvd., #139

Los Angeles CA 90064

(Address of principal executive offices) (Zip Code)

(310) 948-2356

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001, per share	KAPA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2025, Kairos Pharma, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with selected investors that qualify as “accredited investors” (the “PIPE Investors”), as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), for the purpose of raising $3.5 million in aggregate gross proceeds for the Company (the “Offering”) before deducting placement agent fees and other expenses payable by the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell to the PIPE Investors in the Offering, an aggregate of (x) 2,500,000 common units (the “Common Units”), each consisting of (i) one Common Stock, par value $0.001 per share (a “Common Share”) and (ii) one purchase warrant to purchase one and half Common Share (the “Common Warrants”), and (y) [*] pre-funded units (the “Pre-Funded Units” and together with the Common Units, the “Units”), each consisting of (i) one Pre-Funded Warrant to purchase one Common Share (each, a “Pre-Funded Warrant,” collectively, the “Pre-Funded Warrants,” and the Common Shares issuable upon exercise of the Pre-Funded Warrants and Common Warrants, the “Warrant Shares”), and (ii) one and half Common Share purchase warrant to purchase one and half Common Share.

The purchase price for each Common Unit was $1.40 per Common Unit, and the purchase price for each Pre-Funded Unit was $1.399 per Pre-Funded Unit. The Pre-Funded Warrants have an exercise price of $0.001 per Warrant Share, are immediately exercisable and will expire when exercised in full. The Common Warrants have an exercise price of $1.40 per Common Share, will be exercisable six months from issuance and will expire five and a half years from the issuance date.

The holder of the Common Warrants and the Pre-Funded Warrants (together with its affiliates) may not exercise any portion of the Common Warrants or Pre-Funded Warrants to the extent that the holder would own more than 4.99% (or 9.99%, at the election of the holder) of the outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of beneficial ownership of outstanding shares after exercising the holder’s Common Warrants or Pre-Funded Warrants up to 9.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to the exercise.

The final closing of the sales of the Units pursuant to the Purchase Agreement is expected to occur on or about January 15, 2025 (the “Closing Date”). The aggregate gross proceeds to the Company from the Offering are expected to be $3.5 million before deducting placement agent fees and other offering expenses and assuming no Common Warrants are exercised.

The Company engaged D. Boral Capital LLC and Boustead Securities, LLC as co-placement agents for the offering under the Purchase Agreement.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement with the PIPE Investors (the “Registration Rights Agreement”), pursuant to which the Company is required to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act, covering the resale of the Common Shares issued to the PIPE Investors under the Purchase Agreement, together with the Warrant Shares. The Company is required to file the Registration Statement with the SEC within 15 days after the date of the final closing of the Offering (the “Filing Date”) and is required to have the Registration Statement declared effective by the SEC within 30 days after the Filing Date (which deadline will be increased by an additional 30 days in the event the SEC notifies the Company in writing that it will conduct a review of the Registration Statement).

Lock Up Agreements

In advance of closing, pursuant to the Purchase Agreement, each of the Company’s executive officers, directors and stockholders beneficially owning 10% or more of the issued and outstanding Common Shares will enter into a lock-up agreement with the Investors providing that each such person, for a period of ninety (90) days from the closing of the Offering, may not, subject to customary exceptions, offer, issue, sell, transfer or otherwise dispose of the Company’s securities without the prior written consent of the Investors.

The foregoing descriptions of the material terms of the Purchase Agreement, the Pre-Funded Warrants, the Common Warrants, the Registration Rights Agreement, and the Lock-up Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Form of Purchase Agreement, the Form of Pre-Funded Warrant, the Form of Common Warrant, the Form of Registration Rights Agreement, and the Form of Lock-up Agreement, copies of which are filed as Exhibits 10.1, 4.1, 4.2, 10.2, and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained in Item 1.01 relating to the Offering is hereby incorporated by reference into this Item 3.02. The Units, Common Shares, the Pre-Funded Warrants, the Common Warrants and Warrant Shares, are being sold and/or issued without registration under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated thereunder as well as available exemptions under applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Lock-up Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025	KAIROS PHARMA, LTD.

	By:	/s/ John S. Yu
John S. Yu
Chief Executive Officer